UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2009

IMPERIAL OIL LIMITED

(Exact name of registrant as specified in its charter)

Canada	0-12014	98-0017682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

237 Fourth Avenue S.W., Calgary, Alberta	T2P 3M9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 567-3776

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 30, 2009, Imperial Oil Limited (the “Company”) by means of a press release disclosed information relating to the Company’s financial condition and results of operations for the fiscal quarter ended June 30, 2009. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished as part of this report on Form 8-K:

99.1	Press release of the Company on July 30, 2009 disclosing information relating to the Company’s financial condition and results of operations for the fiscal quarter ended June 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL OIL LIMITED

Date: July 30, 2009	By:	/s/ Brian Livingston
	Name:	Brian Livingston
	Title:	Vice-President, General Counsel and Corporate Secretary

	By:	/s/ Brent Latimer
	Name:	Brent Latimer
	Title:	Assistant Secretary